UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 18, 2007
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                               CHINA DIRECT, INC.
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             (Exact name of registrant as specified in its charter)



     Delaware                        0-26415                    13-3876100
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(State or other jurisdiction       (Commission                (IRS Employer
   of incorporation)              File Number)              Identification No.)

        5301 North Federal Highway, Suite 120, Boca Raton, Florida 33487
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               (Address of principal executive offices) (Zip Code

        Registrant's telephone number, including area code (561) 989-9171

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 7.01         REGULATION FD DISCLOSURE

             On June 18, 2007, China Direct, Inc. issued a press release announcing that its subsidiary Chang Magnesium Company, Limited ("Chang Magnesium") has received multiple purchase orders for its pure magnesium valued at over $23 million based on the current price per ton on the world market. The orders will be shipped at various times throughout the remainder of 2007. The orders have been received from a number of different companies including Alcoa Australia Rolled Products and Canada Aluminum via Excel Rise Technologies Company, Limited, a wholly owned subsidiary of Chang Magnesium.

             The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item  9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

99.1     Press Release dated June 18, 2007.


[GRAPHIC OMITTED]


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 20, 2007

                              CHINA DIRECT, INC.

                               By: /s/ David Stein
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                                   David Stein
                                   Chief Operation Officer